Leases - Schedule of Cash and Non-Cash Activities Associated with Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$ 328	$ 380	$ 367
Non-cash investing and financing activities:
Net lease cost	332	381	354
Additions to ROU assets obtained from:
New operating lease liabilities	$ 56	$ 33	$ 90